Ovid Therapeutics Corporate Presentation February 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the completion of business development agreements; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Ovid Highlights: Building a Leading Company in Neurology Ovid is focused on developing novel medicines for patients with rare CNS disorders OV101 is entering a Phase 3 pivotal study in 2H 2019 Angelman Syndrome is a rare neurodevelopmental disorder for which no treatments exist End of Phase 2 meeting with FDA guiding single pivotal Phase 3 strategy with ~60 patients Ongoing Phase 2 in Fragile X will yield data in 2H 2019 OV935 is in multiple Phase 2 studies for rare epilepsy types Significant market opportunity for novel, effective treatments Phase 1b/2a data demonstrated positive signal indicative of continued advancement Global partnership with Takeda for OV935 Cost and profit sharing; Ovid leads development and commercialization in US/EU Leadership team with deep experience developing drugs and building companies

Late preclinical– to clinical-stage assets Clear Strategy That Enables Scalable Model

Robust Product Pipeline in Neurodevelopment and Epilepsies


RESEARCH
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
OV101
Angelman Syndrome
δ-selective $GABA_A$ receptor agonist
Plan to start pivotal Ph 3 NEPTUNE in 2H19
OV101
Fragile X Syndrome
δ-selective $GABA_A$ receptor agonist
OV935*
Developmental and Epileptic Encephalopathies
CH24H inhibitor
CDKL5 deficiency disorder & Dup15q syndrome
CH24H inhibitor
Dravet syndrome & Lennox-Gastaut syndrome
OV329
Treatment-resistant Epilepsy
GABA aminotransferase inhibitor
RESEARCH
Undisclosed
Neurological disorders and epilepsy

The company is considering a rationalization of its resources to focus on its clinical stage assets, OV101 and OV935, which may include elimination or consolidation of functions, including the elimination or reduction of early stage research personnel.

* Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement.

Angelman Syndrome: Orphan Drug & Fast Track Designations
Fragile X Syndrome: Orphan Drug & Fast Track Designations
DEE: Orphan Drug Designations for LGS and Dravet Syndrome

Ovid THERAPEUTICS

5

OV101 Potential First-in-Class Therapeutic for Angelman & Fragile X Syndromes

OV101: Significant Opportunity in Two Serious Rare Disorders

Well Defined Genetic Disorders

- No approved therapies in US, EU, or ROW; treatment is limited to supportive care
- Lifelong disorders that present early in childhood

Angelman syndrome

- Global disruption in behavior, motor, sleep and cognitive functions
- Prevalence in general population*: 1 in 12,000 to 20,000 people

Fragile X syndrome

- Disruption of behavior, anxiety and cognitive functions
- Most common inherited form of intellectual disability
- Prevalence**: ~1/3,600-4,000 males ~1/4,000-6,000 females

Ovid THERAPEUTICS

Sources:
**NORD, NIH website, Genetics Home Reference and NCBI .*
*** National Fragile X Foundation*

7

OV101: First-in-Class GABA$_A$ Receptor Agonist with Potential to Restore Tonic Inhibition


OV101
Cl⁻
GABA Binding Site
Cell Membrane
α
β
α
β
δ


OV101 acts on *extrasynaptic* GABA$_A$ receptors
Benzodiazepines selectively act on *synaptic* GABA$_A$ receptors

- Angelman syndrome and Fragile X syndrome result in reduced GABA levels, leading to reduced tonic inhibition and subsequent emergence of symptoms
- ***Only*** δ-selective, extrasynaptic GABA$_A$ receptor agonist in clinical development
- ***Distinct*** from GABA allosteric modulators, as it functions when endogenous GABA is deficient
- Potentiates tonic inhibition at low nM concentrations[1,2]
- Restores tonic inhibition in Angelman and Fragile X syndrome mouse models[4,5,6]

Ovid THERAPEUTICS

[1]Meera *et al.*, *J Neurophysiol.* 2011; [2]Belelli et al., *J. Neurosci.* 2005; [3] Duguid et al. *Journal of Neurosci*. 2012 [4]Olmos-Serrano *et al. J. Neurosci.* 2010; [5]Egawa *et al. Sci. Trans. Med.* 2012 [6]Olmos-Serrano *et al. Dev. Neuro.* 2011

8

STARS is First Industry-Sponsored Clinical Trial in Angelman Syndrome


Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

Trial Design and Key Inclusion Criteria:
- 88 adults and adolescents
- 12 sites in US, 1 site in Israel
- Age 13–49 years, inclusive
- Molecular confirmation of Angelman
- Receiving a stable regimen of concomitant medications for at least 4 weeks prior to baseline*

Primary Outcome Measure:
- Safety and tolerability of OV101 vs placebo

Exploratory Outcome Measures:
- Efficacy measures of OV101 vs placebo

* Excluding, poorly controlled seizure activity, concomitant use of minocycline, levodopa, zolpidem, zaleplon, eszopiclone, ramelteon, or cannabinoid derivatives or any other investigational agent, device, and/or procedure.
; BID=twice a day; BL=baseline; QD=every day.

9

Four discontinued due to AEs (placebo, n=1 (irritability), QD, no discontinuations, BID, n=3 (myoclonus, seizure, irritability/anxiety/sleep disorder) At least one treatment-emergent AE: placebo (25/29 – 86.2%), 15 mg QD (27/29 --93.1%) and BID (25/29 – 86.2%) There were no deaths across OV101 and placebo arms STARS Trial: OV101 Achieved Primary Endpoint of Safety and Tolerability as Measured by Incidence of Adverse Events 1Safety set: All subjects who received at least one dose of study drug. *Descriptive data. †Drug-related TEAEs (n=4) AE=adverse event; BID=twice a day; QD=once a day; SAE=serious adverse event; TEAE=treatment-emergent adverse event Source: AACAP Poster 2018. Majority of AEs were mild Discontinuations due to AEs were low 2 patients experienced SAEs of worsening seizures 1 in QD – not related 1 in BID - possibly related Incidence n (%)* Placebo (n=29) OV101 QD (n=29) OV101 BID (n=29) Fever 2 (6.9) 7 (24.1) 1 (3.4) Rash 1 (3.4) 3 (10.3) 2 (6.9) Seizure† 0 2 (6.9) 3 (10.3) Enuresis 0 2 (6.9) 1 (3.4) Myoclonic epilepsy† 0 1 (3.4) 2 (6.9) Otitis media 0 2 (6.9) 1 (3.4) Viral infection 0 1 (3.4) 2 (6.9) Overall, OV101 was well tolerated with a favorable risk profile AEs Occurring More Frequently in OV101 Treatment Groups vs. Placebo1

Clinical Global Impressions – Improvement (CGI-I) is a Common Outcome Measure used to Assess Overall Clinical Symptomatology * Scores are assessed from baseline, defined as initiation of treatment. AS = Angelman syndrome ** a framework will be developed for study investigators to ensure uniform use of the validated CGI-I scale Sources: AACAP Poster 2018 and Ovid press release dated December 6, 2018 Patients Rated on a 7-Point Scale* 1 = very much improved 2 = much improved 3 = minimally improved 4 = no change 5 = minimally worse 6 = much worse 7 = very much worse Individuals have different degrees of difficulty with sleep, communication, behavior, motor, epilepsy and other symptoms: Even when they share the same mutation of the UB3a gene CGI-I is a tool used to measure changes in these patient individually A clinically meaningful change in an individual could include improvements in any or all of these areas: Sleep (e.g. reduced daytime sleepiness & latency to sleep onset) Behavior (e.g. increased vocalizations & awareness) Motor function (e.g. gross motor skills, walking more steadily or fine motor skills such as improved grip) What CGI-I Means to an Individual Established, validated, physician-reported measure Used in neurology and psychiatry trials Captures totality of symptoms, including improvement in global neurological deficit Currently, no existing AS-specific scales or assessment instruments Plan to use CGI-I as primary efficacy endpoint due to rare nature, lack of treatment options, heterogeneity and lack of AS-specific instruments**

STARS Data Suggest Changes in Sleep and Motor Contributed to the Statistically Significant Improvement in CGI-I

STARS

Exploratory Endpoints: Observed Changes
CGI-I symptoms overall (MMRM[1]) = (QD) p=0.0006; (BID) Not significant; (combined) p=0.0103
Sleep Domain (15 mg QD dose) • **Latency to sleep onset** – Diff=-25.7 minutes, P=0.0147 • **Clinical impressions of sleep** – Diff=-0.77, p=0.0141
Motor Domain (15 mg QD dose) • **BSID-III** (post-hoc, responder analysis) –Changes in overall motor response (54%, p=0.0889) and gross motor only (36% p=0.0522) • **PEDI-CAT** (post hoc) mobility score (p=0.0935; per protocol p=0.0475), and daily activity score (p=0.1170); per protocol (p=0.0869) • **CHAQ** –(p=0.0704) • **Zeno™ Walkway** – reductions in mean cadence (p=0.0340) and stride velocity (p=0.0406)



Sleep
Actigraphy
Clinical Impression - sleep
Global Improvement
CGI-I
Motor
Bayley
PEDI-CAT
CHAQ
Zeno™ Walkway

Ovid THERAPEUTICS

[1]MMRM = Mixed Model Repeated Measure; [2]Bayley Scales of Infant and Toddler Development Third Edition 3rd Edition
Source: AACAP Poster 2018

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Response Based on CGI-I Symptoms Overall and Clinical Impression of 9 Domains at Week 12* 100 90 80 70 60 50 40 30 20 10 0 Proportion of subjects (%) Placebo (n=28) Combined OV101 (n=57) STARS Trial: OV101 Reached Statistical Significance in CGI-I at Week 12 27.4% difference p=0.0206 66.7% 39.3% Based on Fisher’s exact test responder analysis. CGI-I=Clinical Global Impressions – Improvement A subject is defined as a responder if any of his/her clinician assessed CGI-I items scores is less than or equal to 3 Source: AACAP Poster 2018.

STARS Trial: CGI-I Symptoms Overall Scores Compared with Placebo

STARS

CGI-I Symptoms Overall at Week 12



Mean CGI-I Symptoms Overall Score at Week 12 (MMRM)*
Mean CGI-I Symptoms Overall Score
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
p=0.0006
p=0.3446
3.79
3.00
3.58
Placebo (n=27)
OV101 QD (n=27)

*LS mean difference [Drug-Placebo] (95% CI) was -0.78 (-1.22, -0.35) with OV101 QD and -0.21 (-.064, .022) with OV101 BID



22.2
Placebo (n=27)
7.4
14.8
70.4
7.4
66.6
OV101 QD (n=27)
29.6
37.0
33.3
42.8
OV101 BID (n=28)
10.7
32.1
50.0
3.6
3.6
0
20
40
60
80
100
Patients in each CGI-I score category(%)
1 - Very Much Improved
2 - Much Improved
3 - Minimally Improved
4 - No Change
5 - Minimally Worse
6 - Much Worse
7 - Very Much Worse

Data provide supportive rationale for OV101 15 mg QD as an efficacious dose in AS

- Based on Mixed Model Repeated Measures (MMRM) analysis including fixed effects for visit, treatment, age (adult vs adolescent) and visit by treatment interaction. MMRM is defined as the analysis used for imputing missing data.
- AS=Angelman syndrome; BID=twice a day; CGI-I=Clinical Global Impressions – Improvement; QD=every day; SD=standard deviation.

Source: AACAP Poster 2018

Ovid THERAPEUTICS

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STARS Phase 2 Trial : Summary and Conclusions Source: Ovid press release dated December 6, 2018 STARS achieved primary endpoint of safety and tolerability OV101 was well-tolerated with an overall favorable safety profile Global function Statistically significant improvement in CGI-I in the OV101 QD treatment group Sleep Reduction in sleep onset latency (as measured by actigraphy) and improvement in overall sleep (as measured by clinical impression of sleep domain) in the OV101 15 mg QD treatment group vs. placebo Sleep dysfunction is clinically relevant reduction in Angelman syndrome, and the observed reduction in latency to sleep onset may be indicative of target engagement Motor Motor domain changes noted in the BSID-III, PEDI-CAT, CHAQ Disability Index, and Zeno™ Walkway Behavior The PGI reported improvements in communication, challenging behavior, and anxiety among patients who showed clinically meaningful improvement in CGI-I. However, no significant differences were found on the ABC-C and ADAMS

OV101’s Development in Angelman Syndrome – Next Steps Pivotal Phase 3 NEPTUNE trial Design based on End-of Phase 2 Meeting with the FDA Single 12-week trial, two-arm, randomized, double-blind, placebo-controlled trial Once-daily dose Approximately 50-60 patients aged 4 to 12 years Primary endpoint of change in overall CGI-I score Trial initiation pending FDA concurrence on the study protocol and supporting framework and materials Enrollment expected to begin in 2H:19 ELARA trial, an open-label extension study First patient dosed for open-label extension study expected in 1Q:19 Source: Ovid press release dated December 6, 2018

OV101 in Fragile X Syndrome: Phase 2 Clinical Trials Underway Orphan Drug and Fast Track designations Primary Objective: Assess safety and tolerability of OV101 over 12 weeks of treatment across different daily dosing regimens Patient Population: Adult and adolescent males with diagnosis of FXS (n=30) Ages: 13-22 years Timeline: Trial initiated in 3Q18, data expected in 2H:19 Endpoints: Primary – incidence of AEs. Secondary – changes in behavior Primary objective: Non-drug study to assess suitability of scales to measure behavior, sleep, and functioning in individuals with Fragile X syndrome 0

OV935 New Approach to Potentially Treat Rare Developmental and Epileptic Encephalopathies

Refractory seizures do not respond to medicines that exert anti-seizure effect through same target or MOA as marketed AEDs Approximately 100,000- 200,000 US Population with Rare Seizure Disorders* Illustrative purposes only 1 out of 3 PATIENTS Small number achieve seizure freedom with addition of 1 or more AEDs 1 out of 2 PATIENTS ALL EPILEPSY PATIENTS Current marketed AEDs act through four main mechanisms: 1. Modulation of voltage-gated ion channels 2. Enhancement of GABA-mediated inhibition 3. Interactions with elements of the synaptic release machinery 4. Blockage of ionotropic glutamate receptors Seizure free with one AED Refractory seizures despite available medications Novel Mechanism of Actions are Needed to Treat Refractory Seizures Source: *Orphanet

Robust Preclinical Data Across Several Well-Established Models on Potential Anti-Epileptogenesis Mechanism of OV935 Survival benefit in two transgenic epilepsy models Anti-inflammatory and glial modulatory activity contributing to disease modification in animal models Neuroprotection from a certain type of glutamate toxicity OV935 Preclinical and non-clinical findings suggest potential of:

CH24H is a brain-specific enzyme for cholesterol catabolism 24HC is a clinically monitorable plasma marker that appears to correlate with active target engagement OV935: Mechanism of Action OV935 T In Plasma In Brain *CH24H, cholesterol 24‑hydroxylase ; 24HC, 24S-hydroxycholesterol CH24H Pathway is Unique to the Brain – 24HC is a Measurable Marker in Plasma*

OV935: First in Class Inhibitor of CH24H

- May address underlying mechanisms behind refractory seizures in epilepsy
- May provide benefit through pathways that are not targets of conventional anti-epileptic drugs (AEDs)
- Orphan Drug designations for Dravet and Lennox-Gastaut syndromes
- Composition-of-matter patents through 2032, without regulatory extensions


Seizures
NMDA Receptor Activation[4-6]
Glutamate Production[1]
The Vicious Cycle
CH24H Activation[2]
24-hydroxy Cholesterol Production
24-hydroxylase Translocation[3]


Seizures
NMDA Receptor Activation[4-6]
Glutamate Production[1]
OV935 Could Break the Vicious Cycle
CH24H Activation[4]
24-hydroxy Cholesterol Production
24-hydroxylase Translocation[3]
OV935

[1]Barker-Haliski et al., *Cold Spring Harb Perspect Med*. 2015 [2]Mast N, et al. *J Biol Chem*. 2017 [3]Sodero AO, et al. *EMBO J*. 2012 [4]Paul SM, et al. *J Neurosci*. 2013 [5]Sun MY, et a *Neurophysiol*. 2016 [6]Linsenbardt AJ, et al. *Neuropharmacology*.

22

Single doses up to 1,350mg well tolerated; no SAEs reported In 14-day MAD* trial, doses of 100mg, 300mg and 400mg QD were well tolerated All TEAEs resolved with continued dosing through day 15 OV935 led to a dose dependent decrease in 24HC levels Correlation between plasma 24HC and enzyme occupancy (PET) may inform dose selection OV935: Summary Results from Four Phase 1 Trials in Healthy Volunteers Dosing (days) % of Baseline plasma 24HC conc. *One volunteer at 600mg QD experienced acute psychosis; one volunteer at 300mg BID experienced an event of confusional state; one placebo volunteer reported events of nightmares, spatial disorientation, insomnia and dizziness Results

OV935 Phase 1b/2a Clinical Trial Design



Part 1
Double-blind Tx
(30 days)
Part 2
Open-label Tx
(60 days)
Follow-up
(30 days)
Screening/baseline
Randomization
OV935 BID
Placebo BID
OV935 BID
End of trial
Safety and PK assessments
Safety, PK, and exploratory assessments

Trial design

Two-part trial*

- Part 1: Randomized, double-blind, placebo-controlled, titration
  - Titration (20 days): OV935 100/200 mg BID
  - Treatment (10 days): OV935 300 mg BID
- Part 2: Open label
  - Titration (10 Days): OV935 200/300 mg BID
  - Treatment (50 Days): OV935 300 mg BID

Key endpoints

Primary endpoint

- Safety and tolerability

Secondary and exploratory endpoints

- Pharmacokinetics (PK) parameters
- 24S-Hydroxycholesterol (24HC) plasma levels
- Change in seizure frequency from baseline

Key inclusion criteria

Inclusion

- Adult patients; age, 18-65 years
- Established diagnosis of DEE
- At least one bilateral motor seizure in baseline period

Ovid THERAPEUTICS

*Eleven US sites

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Part 2 (60 days) Baseline/screening Completed (n=14) Part 1 Withdrawal† † (n=2) Screened (n=26) Screen failure* (n=8) Placebo (n=4) OV935 (n=14) Withdrawal† (n=2) OV935 (n=16) (30 days) Safety and PK assessments Safety, PK, and exploratory efficacy assessments (28-42 Days) Did not meet entrance criteria (n=5); withdrawal by patient (n=3) † Weakness (n=1); difficulty with walking/worsening lethargy (n=1) † † Seizure cluster (n=2) Phase 1b/2a Trial: Patient Disposition and Demographics Placebo (n=4) OV935 (n=14) Total (N=18) Age, years Median (min, max) 26.4 (19, 39) 28.7 (20, 45) 28.5 (19, 45) Sex, n [%] Male Female 4 (100) – 10 (71.4) 4 (28.6) 14 (77.8) 4 (22.2) Race, n [%] Caucasian Black or African American Not reported 3 (75.0) 1 (25.0) – 13 (92.9) – 1 (7.1) 16 (88.9) 1 (5.6) 1 (5.6) Randomized (n=18) Source: Ovid press release data December 17, 2018

* Diazepam excluded; generally taken as needed and not as a scheduled medication † All patients prescribed concomitant AEDs Diagnoses Total (N=18) Lennox-Gastaut Syndrome 6 Epileptic Encephalopathy†† 6 Partial Seizures with Secondarily Generalization 1 Frontal Lobe Epilepsy 1 Tuberous Sclerosis Complex 1 Cerebral Dysgenesis 1 Hypothalamic Hamartoma 1 Dravet Syndrome 1 Patients with concomitant AEDs at baseline† Placebo (n=4) OV935 (n=14) Total (N=18) 1 2 - 2 2 - 3 3 3 - 5 5 4+ 2 6 8 † † Epilepsies Not Otherwise Specified AEDs Taken by ≥ 3 Patients Clobazam Clonazepam Lacosamide Lamotrigine Lorazepam Zonisamide Perampanel Phase 1b/2a Trial Results: Heterogeneous Patient Population – Multiple Concomitant AEDs Typical for DEE Median baseline seizure frequency per 28 days OV935 higher baseline seizure frequency vs placebo Source: Ovid press release data December 17, 2018

*There were no deaths across OV935 and placebo treatment arms †Four patients discontinued due to AEs in OV935 treatment arms; Part 1: weakness (n=1); difficulty with walking/worsening lethargy (n=1); Part 2: seizure cluster (n=2) † † All SAEs were seizure clusters in three patients. † † Safety set: All patients who received at least one dose of study drug Phase 1b/2a Trial Results: OV935 Was Generally Well Tolerated With a Favorable Safety and Tolerability Profile—Majority of AEs Were Mild Part 1 Part 2 Number of AEs (%) Placebo (n=4) OV935 (n=14) All (N=16) TEAEs 10 (100) 36 (100) 40 (100) Mild TEAE 10 (100) 32 (89) 31 (78) Moderate – 3 (8) 6 (15) Severe TEAE – 1 (3) 3 (8) AE-related withdrawal† – 3 (8) 2 (5) SAEs†† – 1 (3) 4 (10) Part 1 Part 2 Most common TEAEs, any group; number (%)†† Placebo (n=4) OV935 (n=14) All (N=16) Dysarthria – 3 (21.4) – Fatigue 1 (25.0) 2 (14.3) – Headache 1 (25.0) 2 (14.3) – Insomnia – – 3 (18.8) Lethargy – 2 (14.3) 2 (12.5) Seizure – – 3 (18.8) Upper respiratory tract infection – 2 (14.3) 1 (6.3) AE=adverse event; SAE=serious adverse event; TEAE=treatment-emergen t adverse event. Source: Ovid press release data December 17, 2018

Plasma 24HC concentration assessed at baseline, pre-dose at Days 11-85, and Day 121 (~30 days following the end of the Treatment) Plasma 24HC (ng/mL) On OV935 in both Part 1 and Part 2 On Placebo and who cross-over to OV935 after Day 31 4 13 4 12 4 7 4 OV935 plasma levels confirm PK/PD modeling and dosing OV935 treatment reduced 24HC plasma levels OV935 PK Plasma levels of OV935 consistent with values obtained in previous Phase 1 healthy volunteer trials Plasma levels are dose-proportional 24HC plasma levels Dose- and time-dependent reduction trend observed Similar 24HC reduction in crossed-over placebo patients Following washout, plasma 24HC recovered to pre-treatment levels 8 4 6 4 7 4 8 Phase 1b/2a Trial Results: OV935 Reduced Plasma 24HC vs Placebo – 24HC Potential Biomarker of Target Engagement Part 1 OV935 vs placebo groups Part 2 All on OV935 End of Trial Off treatment Time (Study days) Source: Ovid press release data December 17, 2018

24% 28% 45% 0% 20% 40% 60% 80% 100% Reduction Median Reduction from Baseline in Total Seizures* per 28 Days (FSA, Part 2, including patients on perampanel) 69 85 Time (Study Days) 92 n=16 n=14 n=14 37% 41% 61% 0% 20% 40% 60% 80% 100% Reduction Time (Study Days) Median Reduction from Baseline in Total Seizures* per 28 Days (FSA, Part 2, excluding patients on perampanel) 69 85 92 n=13 n=11 n=11 *The total seizures are based on a period of 28 days on and prior to a specific study day; the first dose day is Study Day 1 Phase 1b/2a Exploratory Analysis: OV935 Reduced Seizure Frequency Over Time in Part 2 Source: Ovid press release data December 17, 2018

Percent change in seizure frequency vs plasma 24HC in Part 2 treatment period Correlation Coefficient (p-value) Day Pearson Spearman Day 85 (n=6) 0.7747 (0.0704) 0.6957 (0.1248) Day 92 (n=6) 0.7962 (0.0581) 0.9856 (0.0003) Time 24 HC Seizure Day 11 Day 11 Day 2 - 11 Day 31 Day 31 Day 22 - 31 Day 85 Day 85 Day 58 - 85 Day 92 Day 85 Day 65 - 92 24HC plasma level (ng/mL) *Day 31: outlier at 358.2% /2.1 ng/mL Phase 1b/2a Exploratory Analysis: Change in Seizure Frequency vs. Plasma 24HC – Excluding Patients on Placebo and Perampanel Source: Ovid press release data December 17, 2018

Primary endpoints: Safety and Tolerability OV935 Phase 1b/2a Trial in Adults with DEE  - Summary  OV935 had a favorable safety profile and was generally well tolerated; most AEs were mild PK OV935 plasma levels were dose proportional Seizure frequency 61% reduction in median seizure frequency was observed at Day 92 (end of Treatment Period, excluding patients on perampanel) Increasing effect seen with longer duration of treatment Observed interaction effect with concomitant perampanel use Two of 11 patients became seizure-free during the last 28 days of treatment (to Day 92) 24HC Reduction of 24HC with OV935 treatment was associated with decrease in seizure frequency and supports continued investigation of 24HC as a potential biomarker of target engagement Secondary and exploratory endpoints: PK, Seizure frequency, 24HC Source: Ovid press release data December 17, 2018

Focus of Broad OV935 Development Program: Severe Developmental and Epileptic Encephalopathies

Frequent and prolonged treatment-resistant seizures

Most patients uncontrolled even on multiple AEDs

Dravet	Lennox-Gastaut	CDKL5 (CDD)	Dup15q
• 80% have mutation in SCN1A gene • US prevalence: ~1;15,000 – 1:21,000 • Few treatment options	• Some patients have SCN2A mutations • US prevalence: ~1:10,000 • <10% controlled by existing medications	• Mutation of cyclin-dependent kinase-like 5 gene on X chromosome • US prevalence: ~1:40,000–1:60,000, increasing with genetic testing • No approved targeted treatments	• Caused by duplications of chromosome 15q11.2-q131.1 • US incidence: ~1:30,000 • No approved targeted treatments

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Current OV935 Clinical Development Program for DEE


DEE
Phase 1b/2a
Adult patients
• Primary endpoint:
Safety and tolerability
Dup15q syndrome
CDKL5 syndrome
ARCADE: Phase 2
Open-label pilot trial
~30 pediatric patients
• Primary endpoint:
Percent change seizure frequency
Dravet syndrome
Lennox-Gastaut syndrome
ELEKTRA: Phase 2
Double-blind, placebo-controlled trial
126 pediatric patients
• Primary endpoint:
Percent change seizure frequency
ENDYMION
Open-label extension (OLE) trial

Ovid THERAPEUTICS

33

ELEKTRA and ARCADE Trials in Pediatric Patient Populations Continue to initiate sites and enroll eligible patients in the ENDYMION open-label extension trial Continue dose and titration schedule being used in the Phase 2 ELEKTRA & ARCADE trials Amend ELEKTRA/ARCADE protocols to: Specify perampanel use as a prohibited medication Extend duration of treatment with potential to observe the extent of effects of OV935 on seizure reduction over time Next Steps for OV935 Clinical Development Source: Ovid press release data December 17, 2018

Financial Highlights As of December 31, 2018: $41.5 million in cash, cash equivalents and short-term investments ~24.6 million shares of common stock outstanding

2019 Business Priorities and Milestones

Program	2018	2019
Angelman Syndrome OV101	✓ Phase 2 STARS top-line data ✓ Presented STARS results at AACAP ✓ Initiated study activities - ELARA extension study	❑ Initiate enrollment in ELARA trial (1Q:2019) ❑ Finalize Phase 3 NEPTUNE protocol and submit to FDA (1H:19) ❑ Initiate NEPTUNE clinical trial (2H:19)
Fragile X Syndrome OV101	✓ FDA Fast Track Designation ✓ Initiated Phase 2 ROCKET trial in adolescents and young adults ✓ Initiated SKY ROCKET non-drug study in 3Q:18	❑ Complete enrollment in Phase 2 ROCKET clinical ❑ Announce Phase 2 ROCKET trial data (2H:19) ❑ Announce SKY ROCKET trial data (2H:19)
DEE & Rare Epilepsies OV935*	✓ Initiated ENDYMION open-label extension ✓ Initiated studies in younger patients with DEE (ELEKTRA) and CDD and Dup15 syndromes (ARCADE) ✓ Phase 1b/2a results	❑ Submit Phase 1b/2a results to medical meeting (1H:19) ❑ Complete enrollment in ARCADE (2H:19) ❑ Continue enrollment in ELEKTRA ❑ Continue ENDYMION enrollment
Corporate	✓ Advanced two lead programs in the clinic; first data readouts for OV101 and OV935	❑ Evaluate ex-US licensing opportunities that could accelerate development of OV101

*Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement

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